                                                                   Exhibit 10.10

                            Collins Industries, Inc.
                                15 Compound Drive
                            Hutchinson, Kansas 67502

                                                                October 31, 2006

Steel Partners II, L.P.
590 Madison Avenue
32nd Floor
New York, NY 10022

                  Re:     ADVISORY FEE

         In connection with various services Steel Partners II, L.P. has provided relating to the acquisition of Collins Industries, Inc. by CS
Acquisition Corp. through a merger (the "Merger"), pursuant to the Agreement and
Plan of Merger dated as of September 26, 2006 by and among Collins Industries,
Inc., CS Acquisition Corp. and Steel Partners II, L.P., including but not limited to indicating its willingness to provide a financing commitment to fully fund the acquisition, as well as assisting in arranging for a revolving line of credit and term loan and lien with GMAC Commercial Finance LLC and a second lien with Orix Finance Corp., the undersigned hereby agrees that it will pay you an advisory fee of $1,000,000 on the date hereof. Such fee will be paid via wire transfer of immediately available funds.

                                           Very truly yours,

                                           COLLINS INDUSTRIES, INC.

                                           By: /s/ John Becker
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